PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2018
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

($000s)	Oil and Natural Gas Properties	Operated Facilities	Office Furniture and Equipment	Total
Cost
Balance, December 31, 2016	$2,034,954	$56,060	$26,420	$2,117,434
Additions	111,485	12,058	1,888	125,431
Transfer from exploration and evaluation assets	336	—	—	336
Disposals	(298,102)	—	—	(298,102)
Balance, December 31, 2017	1,848,673	68,118	28,308	1,945,099
Additions	77,837	3,102	1,311	82,250
Transfer from exploration and evaluation assets	5,601	—	—	5,601
Disposals	(7,736)	—	—	(7,736)
Balance, December 31, 2018	$1,924,375	$71,220	$29,619	$2,025,214

Accumulated depletion, depreciation and impairment losses
Balance, December 31, 2016	$806,656	$1,987	$12,219	$820,862
Charge for the year	116,693	1,122	2,837	120,652
Disposals	(196,955)	—	—	(196,955)
Impairment (reversal)	13,150	—	—	13,150
Balance, December 31, 2017	739,544	3,109	15,056	757,709
Charge for the year	100,840	1,854	2,592	105,286
Disposals	(4,343)	—	—	(4,343)
Impairment	$2,140	$—	$—	$2,140
Balance, December 31, 2018	$838,181	$4,963	$17,648	$860,792

Carrying amounts
Balance, December 31, 2017	$1,109,129	$65,009	$13,252	$1,187,390
Balance, December 31, 2018	$1,086,194	$66,257	$11,971	$1,164,422

Bellatrix has included $863 million (2017: $832 million, 2016: $950 million) for future development costs and excluded $41.4 million (2017: $46.6 million. 2016: $46.0 million) for estimated salvage from the depletion and depreciation calculation for the three months ended December 31, 2018.
For the year ended December 31, 2018, the Company capitalized $7.0 million (2017: $7.6 million, 2016: $7.0 million) of general and administrative expenses and $0.1 million (2017: $0.8 million, 2016: $1.4 million) of share-based compensation costs directly related to exploration and development activities.
Acquisitions
During the year ended December 31, 2018, Bellatrix completed an acquisition of assets within its core Ferrier area of west central Alberta that includes approximately 2,200 boe/d (79% natural gas, 21% liquids) of low decline production. The acquisition was funded through a combination of the issuance of 4.00 million common shares of Bellatrix, $7.66 million in cash and $9.1 million in purchase price adjustments.
During the year ended December 31, 2018, Bellatrix completed an acquisition of assets within its core Ferrier area of west central Alberta that includes approximately 1,250 boe/d (65% of natural gas, 35% liquids) of low decline (<15%) production. The acquisition was funded through a combination of the issuance of 6.75 million common shares of Bellatrix and $1.75 million in cash.
Business Combination
Bellatrix completed a property acquisition of complementary assets within its core Ferrier area for total consideration of $29.2 million in June 2016, paid through the issuance of 4,109,515 common shares of Bellatrix. Bellatrix assessed the property acquisition and determined it to constitute a business combination under IFRS. The acquired assets consisted of $29.7 million of oil and natural gas properties, the value of which was determined using observable market metrics in addition to $0.5 million of decommissioning liabilities assumed as a result of the acquisition.
Dispositions
Bellatrix recognized a deferred financing obligation and a deferred gain pursuant to the sale of a 35% working interest in the Alder Flats Plant in 2016. The Phase 2 expansion project of the Alder Flats Plant was fully commissioned and began selling volumes mid-March 2018. During the year ended December 31, 2018 Bellatrix recognized a gain of $14.0 million related to the realized deferred gain and unspent portion of the deferred financing obligation.
During the fourth quarter of 2018, Bellatrix completed the renegotiation of processing agreements for facilities in Bellatrix's core area of west central Alberta, which resulted in a reduction of take-or-pay fees effective July 1, 2018. As part of the transaction, Bellatrix divested a non-controlling working interest ownership in an inactive raw gas gathering pipeline. The disposition of the pipeline resulted in a loss on disposition of $3.4 million.
During the third quarter of 2017, Bellatrix completed the sale of certain non-core oil and gas properties in the West Pembina area of Alberta for gross proceeds of $16.0 million, effective July 1, 2017. Bellatrix recorded a loss of $18.6 million on the sale.
During the second quarter of 2017, Bellatrix completed the sale of certain non-core oil and gas properties in the Strachan area of Alberta for gross proceeds of $34.5 million, effective April 1, 2017. Bellatrix recorded a loss of $37.0 million on the sale. Additionally, in the second quarter, Bellatrix transferred certain production facilities and infrastructure to a third party midstream company in exchange for proceeds of $20 million. Under the terms of the agreement, Bellatrix will have exclusive access to, and operatorship of, the infrastructure.
During the fourth quarter of 2016, Bellatrix completed two asset dispositions. Firstly, Bellatrix completed the Pembina property sale for total consideration of $47 million, consisting of approximately $42 million in cash and 2,171,667 common shares of the purchaser with a fair value of $5 million at the time of sale. Bellatrix recorded a loss of $26.2 million on the disposition. Secondly, Bellatrix completed the Harmattan property sale for total consideration of $80 million including net cash proceeds of approximately $65 million, and a $15 million loan receivable bearing interest at 10%. Bellatrix recorded a loss of $147.7 million on the disposition. The net cash proceeds from the Pembina and the Harmattan property sales were used to reduce the Company's outstanding Credit Facilities.
During the third quarter of 2016, Bellatrix completed a $112.5 million disposition of a 35% working interest in the Alder Flats Plant (“Alder Flats Plant Sale”) to Keyera Partnership ("Keyera"). As part of the transaction, Bellatrix and Keyera entered into a midstream services and governance agreement pursuant to which Bellatrix will have exclusive access to the purchased capacity (approximately 80.5 MMcf/d post commissioning of Phase 2) for a term of 10 years, and will remain the operator of the Alder Flats Plant.  In exchange for granting exclusive access to the purchased capacity during the term, Keyera will be entitled to receive, on an annual basis, a guaranteed fee calculated with reference to the capital fees that Keyera will otherwise receive in accordance with the terms of the construction, ownership and operation agreement governing the Alder Flats Plant. Following completion of the transaction, Bellatrix retains a 25% interest in the Alder Flats Plant, and has the option to reacquire a 5% interest in the Alder Flats Plant near the end of the final year of the agreement at a cost of $8 million.
During the second quarter of 2016, Bellatrix sold certain production facilities to a third party midstream company for proceeds of $75 million effective May 3, 2016. Pursuant to the agreement, Bellatrix maintains operatorship and preferential access to the facilities for its operated production volumes and will pay an annual rental fee over the eight years duration of the agreement. In addition, Bellatrix retains, at its sole discretion, the option to repurchase the facilities at any time during the agreement period. Payments for use of the facilities are treated as an operating lease and included in Bellatrix’s corporate commitments.
For the year ended December 31, 2016, the Company recognized total net gains on disposition of $6.7 million, relating to gains on wells drilled under a joint venture agreement that was terminated in December 2016.
Impairment Loss
Bellatrix performed an assessment of possible indicators of impairment or impairment reversal on all of the Company’s CGUs. At December 31, 2018, impairment indicators were identified for the Company’s core Central Alberta CGU, non-core North Alberta CGU and non-core South Alberta CGU, primarily as a result of sustained low natural gas prices.
The recoverable amount of the Central Alberta, North Alberta and South Alberta CGUs as at December 31, 2018 was determined using a VIU approach, as Bellatrix determined that VIU was greater than FVLCS. VIU was calculated as the net present value of the before-tax cash flows from proved plus probable oil and gas reserves of each CGU based on reserves estimated by Bellatrix’s independent reserves evaluator at December 31, 2018, adjusted for the net present value of the before-tax abandonment and reclamation costs on proved plus probable undeveloped oil and gas reserves.
No impairment was recognized in the Company's core Central Alberta CGU as the estimated recoverable amount of the CGU exceeded its carrying value for the year ended December 31, 2018. The VIU of the Central Alberta CGU was based on before-tax discount rates ranging from 12-15%.
For the year ended December 31, 2018, a non-cash impairment loss of $0.8 million was recognized in the Company’s non-core North Alberta CGU. The estimated recoverable amount after decommissioning liabilities of the North Alberta CGU as at December 31, 2018 was negative $5.2 million. A non-cash impairment loss of $1.3 million was recognized in the Company’s non-core South Alberta CGU. The estimated recoverable amount after decommissioning liabilities of the South Alberta CGU was negative $18.9 million. The VIU of the North Alberta and South Alberta CGU was based on before-tax discount rates ranging from 15-20%.
The VIU of each CGU was based on the following forward commodity price estimates:

Year	Edmonton Crude Ref Oil ($/bbl) (1)	AECO Natural Gas ($/MMBtu) (1)	Butane ($/bbl) (1)	Propane ($/bbl) (1)	Condensate ($/bbl) (1)	CDN$/US$ Exchange Rates(1)
2019	63.50	1.90	20.96	28.58	67.95	1.32
2020	75.55	2.29	37.02	33.24	78.95	1.28
2021	80.50	2.71	45.89	37.03	83.72	1.25
2022	83.25	3.03	54.95	38.30	86.58	1.25
2023	85.60	3.21	58.21	41.52	88.60	1.25
2024	87.62	3.33	61.33	42.93	90.68	1.25
2025	90.01	3.44	62.10	44.10	93.16	1.25
2026	92.68	3.50	63.95	45.41	95.92	1.25
2027	94.53	3.57	65.22	46.32	97.84	1.25
2028	96.42	3.65	66.53	47.25	99.79	1.25
Thereafter	+2% per year	+2% per year	+2% per year	+2% per year	+2% per year	—
(1) The InSite price forecasts, effective January 1, 2019.
A 1% increase to the discount rates applied in the impairment calculation for the North Alberta CGU and South Alberta CGU would result in an increase in impairment loss of approximately $0.2 million and nil, respectively for the year ended December 31, 2018, whereas a 1% decrease to the discount rates applied would result in a corresponding decrease to the impairment loss recognized.
Bellatrix performed an assessment of possible indicators of impairment or impairment reversal on all of the Company’s CGUs at December 31, 2017. At December 31, 2017, impairment indicators were identified for the Company’s non-core North Alberta CGU and non-core South Alberta CGU, primarily as a result of a lack of active development plans in the CGUs. No impairment indicators were identified in the Company’s core Central Alberta CGU in 2017.
For the year ended December 31, 2017, a non-cash impairment loss of $12.2 million was recognized in the Company’s non-core North Alberta CGU. The estimated recoverable amount after decommissioning liabilities of the North Alberta CGU as at December 31, 2017 was negative $4.7 million. A non-cash impairment loss of $1.0 million was recognized in the Company's non-core South Alberta CGU. The estimated recoverable amount after decommissioning liabilities of the South Alberta CGU was negative $18.3 million. The VIU determination of estimated recoverable amounts of each CGU was based on before-tax discount rates ranging from 15-20% and the following forward commodity price estimates:

Year	Edmonton Crude Ref Oil ($/bbl) (1)	AECO Gas ($/MMBtu) (1)	Butane ($/bbl) (1)	Propane ($/bbl) (1)	Condensate ($/bbl) (1)	CDN$/US$ Exchange Rates(1)
2018	71.36	2.52	51.38	35.68	74.93	1.27
2019	73.44	2.93	52.88	36.72	77.12	1.25
2020	75.47	3.22	54.34	35.85	79.25	1.23
2021	80.49	3.51	57.96	36.22	84.52	1.22
2022	82.38	3.75	59.31	37.07	86.50	1.20
2023	84.22	3.85	60.64	37.90	88.43	1.19
2024	86.01	3.95	61.93	38.70	90.31	1.18
2025	88.85	4.11	63.97	39.98	93.29	1.18
2026	90.62	4.27	65.25	40.78	95.15	1.18
2027	92.43	4.35	66.55	41.60	97.06	1.18
Thereafter	+2% per year	+2% per year	+2% per year	+2% per year	+2% per year	1.18
(1) The InSite price forecasts, effective January 1, 2018.
At December 31, 2016, impairments reversal indicators were identified for the Company's core Central Alberta CGU, primarily as a result of a significant increase in the reserves evaluation due to a combination of actual well performance exceeding previous estimates resulting in strong positive technical revisions and infill drilling additions in 2016. Impairment indicators were identified for the Company's non-core South Central CGU given the Company was no longer focused on actively developing these assets. The South Central CGU assets were subsequently sold in the second quarter of 2017.
For the year ended December 31, 2016, a non-cash impairment reversal of $307.0 million was recognized in the Company’s core Central Alberta CGU, representing the maximum amount of impairment reversal able to be taken based on prior impairment loss less depletion and dispositions. The estimated recoverable amount of the Central Alberta CGU as at December 31, 2016 was $1.3 billion. A non-cash impairment loss of $43 million was recognized in the Company's non-core South Central CGU. The estimated recoverable amount of the South Central CGU was $64 million. No impairment was recognized in the Company's non-core North Alberta and South Alberta CGUs in 2016. The VIU determination of estimated recoverable amounts of each CGU was based on before-tax discount rates ranging from 10-20% and the following forward commodity price estimates:

Year	Edmonton Crude Ref Oil ($/bbl) (1)	AECO Gas ($/MMBtu) (1)	Butane ($/bbl) (1)	Propane ($/bbl) (1)	Condensate ($/bbl) (1)	CDN$/US$ Exchange Rates(1)
2017	68.33	3.47	47.83	23.92	75.17	1.33
2018	72.32	3.42	52.07	25.31	79.55	1.29
2019	76.05	3.59	54.75	26.62	83.65	1.25
2020	79.54	3.93	57.27	27.84	87.50	1.21
2021	82.82	4.01	59.63	28.99	91.11	1.18
2022	88.60	4.17	63.79	31.01	97.46	1.18
2023	90.37	4.27	65.07	31.63	99.41	1.18
2024	92.18	4.43	66.37	32.26	101.39	1.18
2025	94.02	4.52	67.69	32.91	103.42	1.18
2026	95.90	4.61	69.05	33.57	105.49	1.18
Thereafter	+2% per year	+2% per year	+2% per year	+2% per year	+2% per year	1.18
(1) The InSite price forecasts, effective January 1, 2017.